UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 2, 2018
Date of Report (date of earliest event reported)

iPic Entertainment Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38380	82-3129582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mizner Park, 433 Plaza Real, Ste. 335,

Boca Raton, Florida 33432
(Address of principal executive offices)

(561) 886-3232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 6, 2018, iPic Entertainment Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2018. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2018, Paul Westra, the Company’s Chief Financial Officer, provided notice to the Company, that, effective as of the end of the day November 6, 2018, he is resigning from his position as Chief Financial Officer.

Andre Loehrer, the Company’s Controller will act as the Company’s interim Chief Financial Officer (and principal financial officer and principal accounting officer) until Mr. Westra’s replacement is named. Mr. Loehrer, age 41, has served as Controller of the Company since March 2017. Before joining the Company in March 2017, Mr. Loehrer served as the Controller of Twin-Star International, Inc. from October 2013 until March 2017. There are no family relationships between Mr. Loehrer and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the foregoing is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

* * *

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated November 6, 2018, announcing results for the quarter ended September 30, 2018

99.2	Press Release dated November 6, 2018, announcing the resignation of Paul Westra, Chief Financial Officer, and the appointment of Andre Loehrer, as interim Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2018	IPIC ENTERTAINMENT, INC.

	By:	/s/ Andre Loehrer
	Name:	Andre Loehrer
	Title:	Interim Chief Financial Officer

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